THE Wendy's COMPANY

Quality is Our Recipe...Worldwide

First Quarter 2012 Earnings Conference Call May 8, 2012 ©2012 Oldemark LLC Exhibit 99.1

THE Wendy's COMPANY

Quality is Our Recipe...Worldwide

JOHN BARKER CHIEF COMMUNICATIONS OFFICER

Today’s Agenda The Wendy’s Company Financial Update Steve Hare CEO Overview Emil Brolick Q&A

The Wendy’s Company
Forward-Looking Statements and
Non-GAAP Financial Measures
This presentation, and certain information that management may discuss in connection with this presentation, contains certain statements that are not historical facts, including information concerning possible or assumed future results of our operations. Those statements constitute “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995 (The “Reform Act”). For all forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Reform Act.
Many important factors could affect our future results and could cause those results to differ materially from those expressed in or implied by our forward-looking statements. Such factors, all of which are difficult or impossible to predict accurately, and many of which are beyond our control, include but are not limited to those identified under the caption “Forward-Looking Statements” in our news release issued on May 8, 2012 and in the “Special Note Regarding Forward-Looking Statements and Projections” and “Risk
Factors” sections of our most recent Form 10-K / Form 10-Qs.
In addition, this presentation and certain information management may discuss in connection with this presentation reference non-
GAAP financial measures, such as adjusted earnings before interest, taxes, depreciation and amortization, or adjusted EBITDA, and adjusted earnings per share. Adjusted EBITDA and adjusted earnings per share exclude certain expenses, net of certain benefits. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are provided in the Appendix to this presentation, and are included in our news release issued on May 8, 2012 and posted on
www.aboutwendys.com.
The Wendy’s Company

THE Wendy's COMPANY

Quality is Our Recipe...Worldwide

STEVE HARE CHIEF FINANCIAL OFFICER

The Wendy’s Company
Q1 2012 Financial Summary
Fourth consecutive quarter of positive SSS
Q1 2012 system SSS of 0.8% lower than expected
Lost momentum from strong +5.1% SSS in 4Q 2011
Margin negatively impacted by product mix and commodities
Revising Adjusted EBITDA from continuing operations outlook to
$320 to $335 million
Investing in business to drive future growth

CHEESY CHEDDARBURGER
MY 99¢
EVERYDAY VALUE MENU

25% MORE BEEF!
JR. CHEESEBURGER DELUXE
MY 99¢
EVERYDAY VALUE MENU

Dave's HOT 'N JUICY
CHEESEBURGERS

Get hooked on our tender, delicious...
PREMIUM
NORTH PACIFIC
COD FILLET
& Natural-Cut Fries with Sea Salt

NEW
W

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Q1 2012 Financial Highlights
Q1 2012 N.A. Same-
Store Sales
Company-owned      +0.8%
Franchise
Systemwide
Company Restaurant
Margin
Q1 2012   11.8%
Q1 2011   13.4%
(160) bps
Key Margin
Variance
Commodities   (220) bps
January February March
+0.7%
+0.7%

The Wendy’s Company
Q1 2012 Financial Highlights
* See reconciliation of Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), Adjusted Income and
Adjusted Earnings per Share from continuing operations attributable to The Wendy’s Company in the appendix.
($ in Millions except per share amounts)
Q1 2012 Q1 2011
Better/
(Worse)
Sales 519.9 $      509.3 $      10.6 $
Franchise revenues 73.3            73.2            0.1
   Total revenues 593.2 $      582.5 $      10.7 $
Adjusted EBITDA* 63.9 $        73.7 $        (9.8) $
Income from continuing operations
attributable to The Wendy's Company 12.4 $          $      (0.3) 12.7 $
Reported EPS 0.03 $        $      0.00 0.03 $
Adjusted income from continuing operations
  attributable to The Wendy's Company* 3.3 $           9.3 $           (6.0) $
Adjusted EPS* 0.01 $        0.02 $        (0.01) $

Income from Continuing Operations and Special Items
* See reconciliation of Adjusted Income and Adjusted Earnings Per Share  from Continuing Operations in the appendix.
The Wendy’s Company
Reconciliation of Adjusted Income and Adjusted Earnings per Share from Continuing Operations to
Income (Loss) and Earnings per Share from Continuing Operations Attributable to The Wendy's Company
(Unaudited)
(In thousands, except per share amounts)
Adjusted income and adjusted earnings per share from continuing operations
Plus (less):
Gain on sale of investment, net
Impairment of long-lived assets
Facilities relocation and other transition costs
Transaction related costs
Arby's indirect corporate overhead in general and administrative (G&A)
SSG purchasing cooperative expense reversal in G&A
Total Adjustments
Income (loss) from continuing operations and earnings per share
Net income attributable to noncontrolling interests
Income (loss) and earnings per share from continuing operations attributable to The Wendy's Company per share per share
3,347 $    0.01 $      9,300 $    0.02 $
17,978     0.05         -              -
(2,783)      (0.01)        (4,873)      (0.01)
(3,429)      (0.01)        -              -
(379)         (0.00)        (1,187)      (0.00)
-              -              (4,970)      (0.01)
-              -              1,434       0.00
11,387     0.03         (9,596)      (0.02)
14,734     0.04         (296)         (0.00)
(2,384)      (0.01)        -              -
12,350 $   0.03 $      (296) $      (0.00) $
2012 2011
First Quarter

The Wendy’s Company
Q1 2012 Cash Flow
($ in Millions)
Q1 2012
Net Income 14.7 $
Less: Adjustments (29.8)
Cash flow used in operations (15.1)
Capital expenditures (47.0)
Restaurant acquisitions (2.6)
Proceeds from sale of investment 24.4
Dividends paid (7.8)
Other financing / investing activities (2.3)
Net cash decrease before debt payments (50.4)
Repayments of long-term debt (6.4)
Net decrease in cash after debt payments (56.8)
Beginning cash balance 475.2
Ending cash balance 418.4 $

Q1 2012 Consolidated Debt
* See reconciliation of Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization) in the appendix
($ in Millions)
Senior Debt 1,328.2 $
Capital Leases and Other Debt 24.2
Total Debt 1,352.4
Less: Cash and Cash Equivalents 418.4
Net Debt 934.0 $
TTM Adjusted EBITDA* 321.2 $
Total Debt / TTM Adjusted EBITDA* 4.2x
Net Debt / TTM Adjusted EBITDA* 2.9x
April 1, 2012
The Wendy’s Company

The Wendy’s Company
Refinancing: Transaction Summary
Wendy’s International, Inc. raising $1.125 billion of new secured term loans and $200 million of revolving Credit Facility
Improves covenant flexibility, extends maturity and increases liquidity
Annual interest savings of $25 million
Transaction proceeds will be used*:
To redeem or repurchase Wendy’s Restaurants’ existing 10% Senior Notes due 2016
To refinance the Company’s existing credit facilities
For general corporate purposes, including the funding of related transaction fees and expenses
Timing
May 15: Settlement of tender
July 16: Expected completion of the call
* Subject to market conditions and other factors, Wendy’s Restaurants currently intends to redeem on July 16 any Senior Notes that remain outstanding following consummation of the tender offer.

2012 and Long-Term Outlook
2012 outlook for Adjusted EBITDA from Continuing
Operations lowered to a range of $320 to $335 million
Reaffirming long-term average annual Adjusted EBITDA
growth rate in the high-single-digit to low-double-digit range beginning in 2013
The Wendy’s Company

2012 Revised Outlook
Sales momentum from October 2011 launch of Dave’s Hot ‘N
Juicy Cheeseburger line did not carry over into Q1 2012
The “W” Cheeseburger diluted marketing message and cannibalized positive momentum from Dave’s Hot ‘N’ Juicy
Q1 marketing calendar did not drive sales
Intense competitive couponing and discounting
Wendy’s marketing messages were less effective in driving transactions
The Wendy’s Company

2012 Revised Outlook
Unfavorable product mix resulted in negative impact on margin
The “W” Cheeseburger was mispriced at $2.99
More beef on the “W” (4.5 ounces) than on Dave’s Hot ‘N’ Juicy (4 ounces)
Caused trade-down from premium rather than trade-up from value
Raising the “W” a la carte price from $2.99 to $3.19 prior to March promotion did not achieve desired results
Consumers changed buying behavior
Managed check by buying fewer or different items to maintain or reduce spending
Resulted in less leverage on fixed costs
The Wendy’s Company

The Wendy’s Company

Wendy’s Long-Term Strategic Growth Components
2013 & Beyond
High-single to
low-double digit
Adjusted
EBITDA
growth rate
Int’l
Franchise
Acquisitions/
Sales
Financial Mgmt.
Breakfast / 24 HR
New Restaurant Development
Image Activation
North American Business Improvement
The Wendy’s Company

THE Wendy's COMPANY

Quality is Our Recipe...Worldwide

EMIL BROLICK PRESIDENT & CHIEF EXECUTIVE OFFICER

The Wendy’s Company 1 st Quarter Below Expectations Refining marketing messages Dynamic consumer & market environment Restaurant execution improving Big brand image building 2012: Transition year

The Wendy’s Company
We Remain Confident in
Our Strategies
“A Cut Above” brand positioning
“Recipe to Win”
Growth platforms to produce shareholder value
Financial resources
Building people capabilities
Iron-willed determination

“A CUT ABOVE”

The Wendy’s Company
A CUT ABOVE
Why it will work
The Wendy’s Company The Wendy’s Company
Reimaging the Restaurants
Reimaging the People
Reimaging the Experience
Reimaging the Food
Reimaging the Brand Communications

The Wendy’s Company The Wendy’s Company

The Wendy’s Company Wendy’s Advertising Awareness Levels Have Spiked to Highest Levels in Over 2 Years Jan ‘09 Jul ‘09 Jan ‘10 Jul ‘10 Jan ‘11 Jul ‘11 Feb ‘12 TV Advertising (Aided)

Source: Millward Brown. Data based on Q3 2011, Q4 2011, Q1 2012.
Since the Launch of Dave’s Hot ‘N Juicy Cheeseburgers, Wendy’s
has Made Gains in Hamburger Attributes
Great Tasting Hamburgers Use Fresh, Never Frozen Beef
Q3 ‘11 Q4 ‘11 Q1 ‘12
Competitor B
Competitor A
Competitor B Competitor A
The Wendy’s Company

The Wendy’s Company P P RICE RICE P P RODUCT RODUCT P P ROMOTION ROMOTION P P LACE LACE P P ERFORMANCE ERFORMANCE P P EOPLE EOPLE RECIPE TO WIN

PRICE:
Price/Value Imbalance
Company Stores
In 2011, Single transitioned to include cheese in standard build.
2011 pricing reflects blended cheese/no cheese price, prior years show pricing for Single no cheese.
$4.09
$2.49
$3.49
$1.69
$0.99
$0.99
Annual Price Trends
Annual Price Trends
The Wendy’s Company
+$1.50
-
$0.70
Gap
+$3.10
-
$2.50
Gap
+$3.10
-
$2.50
Gap

The Wendy’s Company
P
Right Price …
Right Size …
Right Quality …
Moving to a tighter 99-cent value menu
EVERYDAY VALUE MENU
JR. CHEESEBURGER 99
?
CRISPY CHICKEN SANDWICH 99
?
5-PC. SPICY CHICKEN NUGGETS 99
?
VALUE NATURAL-CUT FRIES 99
?
VALUE SOFT DRINK 99
?
SMALL FROSTY 99
?
The Wendy’s Company
RICE
Testing products / prices at “value” tiers
above 99 cents

IMAGE ACTIVATION
•
•Customer reaction extremely positive
•
P
The Wendy’s Company
Ten 2011 prototypes exceeding sales
expectations
LACE
Elevates customer experience with
innovative interior and exterior designs

IMAGE ACTIVATION PERFORMANCE
Consumer Insights on Restaurant Design Consumer Insights on Restaurant Design
All Interiors are a “WOW” customer experience
Welcoming, Positive Ambiance: Fireplaces, Lounge Seating, Booths, TVs
Separation Between Order Placement and Pick Up
New Queue and Front Counter are Differentiators, Not Typical QSR
The Wendy’s Company

The Wendy’s Company
IMAGE ACTIVATION PROGRESS
•
2012
•
50 reimages
•
20 new builds
•
Testing with select franchisees
•
2013
•
Plan to accelerate with tiered
investment approach
•
Developing financing sources for
franchisees

Deliver “A Cut Above” customer experience Provide a Fast Casual experience at traditional QSR price The Wendy’s Company P EOPLE Improving Reliability and Predictability

Executive Leadership: Hired Craig Bahner, Chief Marketing Officer Hired Scott Weisberg, Chief People Officer Promoted John Peters, SVP of Operations The Wendy’s Company P EOPLE

The Wendy’s Company
PERFORMANCE
Sparkle Operators Evaluation (SOE) scores at all-time highs
“A” Restaurants
“F” Restaurants
SOE Score
2.1%
3.6%
6.3%
13.3%
16.2%
25.1%
29.3%
17.4%
1.0%
0.3%
0.5% 0.4%
75.3%
79%
82%
85%
85% 86%
66%
70%
74%
78%
82%
86%
0%
10%
20%
30%
40%
2007 2008 2009 2010 2011 Q1 '12
A F SOE

The Wendy’s Company
PROMOTION: Advertising
New advertising campaign and strategy:
Began April 2
Features two consumer champions:
Consumer advocate
Wendy Thomas
Smartly challenges consumer food choices and promotes the
benefits of choosing Wendy’s

The Wendy’s Company
PROMOTION: Advertising
Product  / Promotion
•
Contemporizes brand
•
Sets expectations for the Wendy’s
experience
•
76% positive sentiment in social
media; 18,000+ new campaign
conversations; mentioned every 132
seconds.
Advocate for consumers
“Now, That’s Better”

The Wendy’s Company
PROMOTION: Advertising
Brand Promise
• Demonstrates brand values:
Quality, Fresh preparation,
Honest Food
• Sets expectation for
Wendy’s quality
Brand heritage and
ambassador: Wendy Thomas

RECIPE TO WIN

CHILI CHEESE FRIES
MAC & CHEESE
BAKED SWEET POTATO
NEW SIGNATURE SIDES
MAC & CHEESE
BAKED SWEET POTATO
CHILI CHEESE FRIES
Making sides that make the meal.
That's wendy's way.

P RODUCT Spicy Chicken Guacamole Club

BACON
Portabella

Summer. In salad form.
BERRY
ALMOND
CHICKEN SALAD

The Wendy’s Company PRODUCT: Strengthen The Core Hamburgers: Promotional LTO Heritage Products: Baked Potato, Frosty and Chili Salads: Seasonal favorite

RECIPE TO WIN

Dave's
HOT 'N JUICY
CHEESEBURGERS
we believe honest food just tastes better. Taste for yourself...
$2 OFF
ANY LARGE ENTREE SALAD
FREE
SMALL FROSTY
$1.00
KIDS' MEAL
FREE
LARGE CHICKEN SANDWICH
FREE
DAVE'S HOT 'N JUICY SINGLE CHEESEBURGER
FREE
LARGE CHICKEN SANDWICH
FREE
SMALL SIGNATURE BEVERAGE
FREE
DAVE'S HOT 'N JUICY SINGLE CHEESEBURGER

The Wendy’s Company P RODUCT Direct Mail Coupons

The Wendy’s Company
Brand Access and Asset Utilization
Breakfast is most rapidly growing
QSR daypart past five years & next
five years
Breakfast is 22% of QSR traffic,
17% of QSR sales
Puts Wendy’s in position to serve
24 hours

ALL
DAY
Cranberry
Pecan
Wake up to kettle-cooked
STEEL-CUT
OATMEAL

MY
99¢
SAUSAGE & EGG
BURRITO
SAUSAGE
BISCUIT

The Wendy’s Company
Breakfast Menu Strategy
Premium ingredients and authentic preparation
Distinctive
Artisan Egg Sandwich
Mornin’ Melt Panini
Biscuit Sandwiches
Coffee Credibility
Red Head Roasters
Orange Juice
Soft Drinks
Differentiation
Home-Style Potatoes
Steel-Cut Oatmeal
Fruit Cup
Everyday Affordability
Sausage & Egg Burrito
Oatmeal Bar
Sausage Biscuit
Signature Sandwiches
Beverages/Coffee Sides
Value

The Wendy’s Company
Breakfast Next Steps
Focused on improving breakfast sales and profitability
Expand to Northeastern U.S. market in summer 2012
Adding breakfast to certain reimaged and new restaurants
Evaluating optimal expansion strategy

INTERNATIONAL OPPORTUNITY

The Wendy’s Company
International Update
Development Update
Total (open / commitments) ~ 1,000 restaurants
Buenos Aires, Argentina
Opened 4 restaurants in Q1, increasing total restaurant
count to 354
Added 37 new restaurant commitments increasing total
commitments to 636
Signed development agreement with Wissol Group for
Georgia & Republic of Azerbaijan for 25 restaurants

The Wendy’s Company
International Update
Following Recipe to Win: 6 P’s
Refining menu architecture to drive
“A Cut Above” positioning
Launching Dave’s Hot ‘N Juicy in
many markets in May and June
Translating and activating
“Now That’s Better” campaign
Premium Porcini Mushroom
Chicken Sandwich in Japan

The Wendy’s Company
Wendy’s Long-Term Strategic Growth Components
Int’l
New Restaurant Development
Image Activation
2013 & Beyond
High-single to
low-double digit
Adjusted
EBITDA
growth rate
Franchise
Acquisitions/
Sales
Financial Mgmt.
Breakfast / 24 HR
North American Business Improvement

The Wendy’s Company
Summary
We know what we want to be…“A Cut Above”
We know how to get there…“The Recipe to Win”
We have the growth platforms to produce shareholder value
We have the financial resources
We are building the people capability
We have great franchise partners
We have iron-willed determination

THE Wendy's COMPANY

Quality is Our Recipe...Worldwide

JOHN BARKER CHIEF COMMUNICATIONS OFFICER

The Wendy’s Company May 23: Morgan Stanley Retail Conference May 24: The Wendy’s Company Annual Meeting June 28: Investor Day in Dublin, OH August 9: 2Q Earnings Release Upcoming Investor Calendar

GIVE SOMETHING BACK
TREAT PEOPLE WITH RESPECT
PROFIT MEANS GROWTH

The Wendy’s Company
JUNE INVESTOR DAY
•
Management Presentations
•
Image Activation restaurant tours
•
Formal invitations will be e-mailed
Thursday, June 28 in Dublin, OH
The Wendy’s Company
Restaurant Support Center
June 28, 2012
8:00 am – 4:00 pm

©2012 Oldemark LLC The Wendy’s Company

THE Wendy's COMPANY

Quality is Our Recipe...Worldwide

Appendix

Reconciliation of Adjusted EBITDA from Continuing Operations to Net Income (Loss) Attributable to The Wendy’s Company
(Unaudited)
2012 2011
Adjusted EBITDA from continuing operations 63,881 $  73,725 $
(Less) plus:
Depreciation and amortization (32,311) (30,314)
Impairment of long-lived assets (4,511) (7,897)
Facilities relocation and other transition costs (5,531) -
Transaction related costs (612) (1,884)
Arby's indirect corporate overhead in general and administrative (G&A) - (7,888)
SSG purchasing cooperative expense reversal in G&A - 2,275
Operating profit 20,916 28,017
Interest expense (28,235) (29,442)
Gain on sale of investment, net 27,407 -
Other income, net 1,524 253
Income (loss) from continuing operations before income taxes and noncontrolling interests 21,612 (1,172)
(Provision for) benefit from income taxes (6,878) 876
Income (loss) from continuing operations 14,734 (296)
Loss from discontinued operations, net of income taxes - (1,113)
Net income (loss) 14,734 (1,409)
Net income attributable to noncontrolling interests (2,384) -
Net income (loss) attributable to The Wendy's Company
12,350 $  (1,409) $
First Quarter
(In thousands)
The Wendy’s Company

Reconciliation of Adjusted Income from Continuing Operations and Adjusted
Earnings per Share to Income (Loss) from Continuing Operations and Earnings per Share Attributable to The Wendy’s Company
(Unaudited)
(In thousands, except per share amounts) per share per share
Adjusted income and adjusted earnings per share from continuing operations 3,347 $   0.01 $     9,300 $   0.02 $
Plus (less):
Gain on sale of investment, net 17,978 0.05 - -
Impairment of long-lived assets (2,783) (0.01) (4,873) (0.01)
Facilities relocation and other transition costs (3,429) (0.01) - -
Transaction related costs (379) (0.00) (1,187) (0.00)
Arby's indirect corporate overhead in general and administrative (G&A) - - (4,970) (0.01)
SSG purchasing cooperative expense reversal in G&A - - 1,434 0.00
Total Adjustments 11,387 0.03 (9,596) (0.02)
Income (loss) from continuing operations and earnings per share 14,734 0.04 (296) (0.00)
Net income attributable to noncontrolling interests (2,384) (0.01) - -
Income (loss) and earnings per share from continuing operations attributable to The Wendy's Company 12,350 $  0.03 $     (296) $     (0.00) $
2012 2011
First Quarter
The Wendy’s Company